UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2012

REMEDENT, INC.

(Exact name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-15975 (Commission File Number)	86-0837251 (IRS Employer Identification No.)

Zuiderlaan 1-3 bus 8, 9000 Ghent, Belgium (Address of Principal Executive Offices)	N/A (Zip Code)

011-329-321-7080

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously reported on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2012, Remedent, Inc., a Nevada corporation (“Company” or the “Registrant”) entered into a Preference A Shares and Preference A-1 Shares Purchase Agreement (“Share Purchase Agreement”) with Glamsmile Dental Technology Ltd., a Cayman Islands company and a subsidiary of Company (“Glamsmile Dental”), Glamsmile (Asia) Limited, a company organized and existing under the laws of Hong Kong and a substantially owned subsidiary of Glamsmile Dental, Beijing Glamsmile Technology Development Ltd., Beijing Glamsmile Trading Co., Ltd., Beijing Glamsmile Dental Clinic Co., Ltd., and Shanghai Glamsmile Dental Clinic Co., Ltd., Gallant Network Limited, a shareholder of Glamsmile Dental (“Gallant”), and IDG-Accel China Growth Fund III L.P. (“IDG Growth”), IDG-Accel China III Investors L.P.(“IDG Investors”) and Crown Link Group Limited (“Crown”)(“IDG Growth, IDG Investors and Crown collectively referred to as the “Investors”), pursuant to which the Investors agreed to (i) purchase from the Company an aggregate of 2,857,143 shares of Preference A-1 Shares of Glamsmile Dental, which represents all of the issued and outstanding Preference A-1 Shares of Glamsmile Dental, for an aggregate purchase price of $2,000,000, and (ii) purchase from Glamsmile Dental an aggregate of 5,000,000 shares of Preference A Shares for an aggregate purchase price of $5,000,000.

On February 10, 2012, the sale of the Preference A-1 Shares and the Preference A Shares was completed. As a result of the closing, the equity ownership of Glamsmile Dental, on an as converted basis, is as follows: 31.4% by the Investors, 39.2 % by Gallant, and 29.4% by the Company. Mr. De Vreese, our chairman, will remain as a director of Glamsmile Dental along with Mr. David Lok, who is the Chief Executive Officer and director of Glamsmile Dental and principal of Gallant. In addition, at the closing, the Investors will have a right to appoint one director of Glamsmile Dental, and as such it is contemplated that after the closing the Board of Directors of Glamsmile Dental will consists of Mr. De Vreese, Mr. Lok and a director appointed by the Investors.

Except for the relationship described in this Item 2.01, there is no other material relationship between the Company or its affiliates and the Investors.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On February 13, 2012, the Company issued a press release reporting the closing of the IDG financing, and a press release announcing a conference call to be held on Wednesday, February 15, 2012 to discuss strategic developments. In addition, on February 13, 2012, the Company began to distribute a letter to its stockholders updating them with recent developments.

A copy of the press release and the stockholder update are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, and incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated February 13, 2012 announcing strategic investment by IDG-Accel

99.2	Press Release dated February 13, 2012 announcing conference call

99.3	Stockholder Update dated February 13, 2012

The information set forth under Items 2.02 and 7.01 of this Form 8-K and Exhibits 99.1, 99.2 and 99.3 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDENT, INC.,
a Nevada corporation

Dated: February 13, 2012	By:	/s/ Stephen Ross
Stephen Ross Chief Financial Officer

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